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                                                                   Exhibit 10.43



                       SECOND AMENDMENT TO LOAN AGREEMENT

        This Second Amendment to Loan Agreement (the "Amendment") is dated as of January 31, 2005, among Bank of America, N. A. (the "Bank"), Mercury Air Group, Inc., a Delaware corporation (Borrower 1"); Maytag Aircraft Corporation, a Colorado corporation ("Borrower 2"); Mercury Air Cargo, Inc., a California corporation ("Borrower 3"); MercFuel, Inc., a Delaware corporation ("Borrower 4"); Hermes Aviation, Inc., a California corporation ("Borrower 5"), and Mercury Air Center - Long Beach, Inc., a California corporation (Borrower 6"); (Borrower 1, Borrower 2, Borrower 3, Borrower 4, Borrower 5, and Borrower 6 are sometimes referred to, collectively as the "Borrowers" and individually as the "Borrower").

                                    RECITALS

        A. The Borrowers and the Bank are parties to that certain Loan Agreement dated as of July 29, 2004, as amended by a First Amendment dated as of November 1, 2004, (as amended, the "Agreement").

        B. The Borrowers and the Bank desire to further amend certain terms and provisions of the Agreement.

                                    AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2. Amendments. The Agreement is hereby amended as follows:

               2.1 In Section 1 of the Agreement, subclause (ii) of clause (j) of the definition of "Acceptable Receivable" is amended in its entirety to read as follows:

                      "(ii) the U.S. government or any agency or department of
               the U. S. government unless set out on Schedule 1 (j) (ii) (Acceptable Government Contracts) and, if required by the Bank pursuant to Section 7.25 hereof, the Borrowers comply with the procedures in the Federal Assignment of Claims Act of 1940 (41 U.S.C. Section 15) with respect to the obligation."

               2.2 In Section 1 of the Agreement, the definition of "Assignment of Claims" is amended to add the phrase "if required by the Bank pursuant to
Section 9.25 hereof," immediately following the word "means" in the first line thereof.

               2.3 In Section 1 of the Agreement, the definition of "Collateral Documents" is amended to add the phrase "if required by the Bank pursuant to
Section 9.25 hereof," immediately preceding the phrase "the Assignment of Claims" in the fourth line therof

               2.4 Subsection (a) of Section 7.12 of the Agreement is deleted in its entirety and the following substituted therefore:



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                     "(a) Intentionally Omitted."

               2.5 The Agreement is hereby amended to add Section 9.25 to read as follows:

                      "9.25 Assignment of Claims. Promptly, upon the request of
               the Bank, execute and deliver to the Bank, such Assignment(s) of Claims, and related Notices of Assignments of Claim, as Bank may require in its sole discretion. At its sole option, the Bank may exclude from this requirement, contracts with the United States of America, or by any department or agency thereof, of less than Five Hundred Thousand Dollars ($500,000) in remaining value or contracts of less than six months in remaining duration. Such an exclusion, if granted by the Bank, will not release any Borrower from the requirement to provide such assignments at such time in the future as the Bank requires."

        3. Representations and Warranties. Each Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing and has not been previously waived, (ii) except as set forth on Schedule 1 attached hereto, the representations and warranties of each Borrower pursuant to the Agreement and all schedules thereto are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by each Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

        4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank.

               4.1 This Amendment duly executed by all parties hereto.

               4.2 Payment of all out-of-pocket expenses, including attorneys' fees, incurred by the Bank in connection with the preparation of this Amendment.

        5. Effect of Amendment. Except as provided in this Amendment, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.

                         [Signatures on Following Page]



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        This Amendment is executed as of the date stated at the top of the first page.

Bank of America, N.A.                        Mercury Air Group, Inc.


By:  /s/ Frances R. Martinez                 By: /s/ Joseph A. Czyzyk
     ------------------------------              -------------------------------
Typed Name: Frances R. Martinez              Typed Name: Joseph A. Czyzyk
Title: Vice President                        Title: Chief Executive Officer

                                             Mercury Air Cargo, Inc.


                                             By:  /s/ Joseph A. Czyzyk
                                                 -------------------------------
                                             Typed Name: Joseph A. Czyzyk
                                             Title: Chief Executive Officer

                                             MercFuel, Inc.


                                             By: /s/ Joseph A. Czyzyk
                                                 -------------------------------
                                             Typed Name: Joseph A. Czyzyk
                                             Title: Chief Executive Officer

                                             Maytag Aircraft Corporation


                                             By: /s/ Joseph A. Czyzyk
                                                 -------------------------------
                                             Typed Name: Joseph A. Czyzyk
                                             Title: Chief Executive Officer

                                             Hermes Aviation, Inc.

                                             By: /s/ Joseph A. Czyzyk
                                                 -------------------------------
                                             Typed Name: Joseph A. Czyzyk
                                             Title: Chief Executive Officer

                                             Mercury Air Center-Long Beach, Inc.


                                             By: /s/ Joseph A. Czyzyk
                                                 -------------------------------
                                             Typed Name: Joseph A. Czyzyk
                                             Title: Chief Executive Officer



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